EXHIBIT 24

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Form
S-8 Registration Statements (Registration Statement Nos. 33-33367, 33-39419, 33-39420, 33-62792 and 33-66978).

                                        /s/ ARTHUR ANDERSEN LLP
                                            -------------------
                                            Arthur Andersen LLP

Louisville, Kentucky
  May 28, 1999